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                         NOTICE OF ASSIGNMENT OF CERTAIN
     COMMITMENT/CERTIFICATES ISSUED UNDER MORTGAGE GUARANTY MASTER POLICIES


Mortgage Guaranty Insurance Corporation ("MGIC") previously issued four Mortgage Guaranty Commitment/Certificates, copies of which are attached hereto as Attachment A (the "Certificates") which included among the mortgage loans insured the loans identified by their certificate numbers in Attachment B to this Notice of Assignment (the "Loans"). The Certificates evidence MGIC's agreement to insure the Loans under either Mortgage Guaranty Master Policy No. 05-020-4-1347 or 05-020-4-1269 and related Endorsements thereto (collectively, the "Aurora Policies") issued to Aurora Loan Services, Incorporated, as Master Servicer for Lehman Brothers (the "Original Insured").

Pursuant to Section 1.13 of the Aurora Policies, the Original Insured hereby acknowledges that all of the Original Insured's rights and interests under the Certificates for insurance of the Loans have been assigned by the Original Insured to Wells Fargo Bank, National Association, as Trustee for the Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2001-BC4 ("the Trustee"). The Original Insured and the Trustee hereby request MGIC to recognize the Trustee as the assignee of all of the Original Insured's rights and interests with respect to the Loans under the Certificates and as the current "Insured" (as defined in the Aurora Policies).

Assignment of coverage on the Loans is evidenced by insurance of the Loans under Mortgage Guaranty Master Policy No. 22-400-4-1463 issued to the Trustee, attached as Attachment C (the "Master Policy"), and identified in the Mortgage Guaranty Commitment/Certificate thereunder attached as Attachment D, under which such coverage will continue. MGIC and the Trustee agree that in connection with this Assignment, for coverage assigned to the Trustee the terms of the Master Policy shall be different from the Aurora Policies in the following respects:
(a) Endorsement 71-70178 (4/01) with respect to Loans insured under Aurora Policy No. 05-020-4-1347 is replaced with Endorsement 71-70179 (4/01), and (b) Endorsement 71-70186 (6/01) is added for all Loans insured under the Master Policy.

The Trustee acknowledges that, except as the terms of the Master Policy differ from the Aurora Policies, as provided in Section 2.10 of the Aurora Policies, such coverage as assigned and in effect under the Master Policy is subject to all of the terms and conditions of the Aurora Policies to the same extent as were applicable to the Original Insured and without regard to the extent of the knowledge or responsibility of the Trustee, relating to matters occurring before the Trustee became the insured with respect to the Loans.

The mortgage loans insured under the Certificates which remain with the Original Insured will remain insured subject to the terms and conditions of the Aurora Policies.

Therefore, MGIC hereby acknowledges receipt and acceptance of the assignment by the Original Insured to the Trustee of all of its rights and interests under the Certificates for coverage of the Loans pursuant, and subject to, this Notice of Assignment. MGIC hereby approves such assignment pursuant to Section 3.5 of the Aurora Policies and acknowledges that its records have been changed for purposes of the Loans as of this date to reflect the change from the Original Insured to the Trustee as the "Insured" for the Loans and to identify the Loans as insured under the Master Policy number 22-400-4-1463.

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Dated as of June 8th, 2001


MORTGAGE GUARANTY INSURANCE CORPORATION



By:
     ---------------------------------------------------------

Name:    Bernhard W. Verhoeven
Title:   Vice President - Risk Management


Agreed to and accepted this 8th day of June, 2001


AURORA LOAN SERVICES, INCORPORATED        WELLS FARGO BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
AS MASTER SERVICER FOR LEHMAN             AS TRUSTEE FOR THE AMORTIZING
BROTHERS                                  RESIDENTIAL COLLATERAL TRUST
                                          MORTGAGE PASS-THROUGH
                                          CERTIFICATES SERIES 2001-BC4

By:_______________________________        By:_______________________________

Name:_____________________________        Name:_____________________________

Title:____________________________        Title:____________________________



Attachment A: Four Certificates with effective dates of January 1, 2001,
              February 1, 2001, March 1, 2001, and April 1, 2001

Attachment B: Coverage of Loans (identified by Certificate Numbers) to be
              Assigned

Attachment C: MGIC Master Policy 22-400-4-1463, including Endorsements 71-7139
              (8/94), 71-70179 (4/01) and 71-71086 (6/01)

Attachment D: MGIC Commitment/Certificate for the Loans identified on
              Attachment B

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